Exhibit 10.1(A)

AMENDMENT NO. 2 TO
SPONSORED RESEARCH AGREEMENT

This Amendment No. 2 to Sponsored Research Agreement (this “Amendment No. 2”) is entered into and made effective as of March 31, 2017 (the “Amendment No. 2 Effective Date”) by and between Juno Therapeutics, Inc., (“Sponsor”), a Delaware corporation, and Seattle Children’s Hospital d/b/a Seattle Children’s Research Institute (“Institute”), a Washington nonprofit corporation.
RECITALS
WHEREAS, Sponsor and Institute have previously entered into a Sponsored Research Agreement dated February 13, 2014 (the “Original Agreement”), as modified and amended by that certain Amendment No. 1 to the Sponsored Research Agreement dated April 1, 2015 (“Amendment No. 1”, together with the Original Agreement, the “Agreement”); and
WHEREAS, the parties wish to further amend the Agreement under the terms and conditions herein.
NOW, THEREFORE, the parties hereby agree as follows:
1.Survival of Agreement Terms. Except as expressly provided for herein below, all terms and conditions of the Agreement remain unchanged and in full force and effect. In the event of any conflict between the terms and conditions of this Amendment No. 2 and the Agreement, the terms and conditions set forth in this Amendment No. 2 shall control with respect to the subject matter hereof.
2.Section 4. Effective as of the Amendment No. 2 Effective Date:

a.	The header to Section 4 of the Agreement is hereby restated as “4. Research Reports; Research Results; [***].”

b.
The existing Section 4 (Research Reports) of the Agreement is hereby included as new Section 4(a) to the Agreement. For clarity, other than the foregoing numbering change, Section 4(a) to the Agreement shall not be modified by this Amendment No. 2.

c.	The following is hereby included as a new Section 4(b) to the Agreement:
“4(b). Research Results.
(i)The term “Research Results” is defined to mean: all data and results generated and recorded by Institute or anyone under Institute’s control in the course of performing the Research (other than Improvements, Other Inventions and Biological Materials which are addressed in Section 9 of this Agreement).
(ii)Each party agrees that until publication, public presentation or public disclosure of any given Research Results, such Research Results are Confidential Information of Institute, subject to Sections 4(b)(iii) – 4(b)(vii) below.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(iii)Each party agrees that until publication, public presentation, or public disclosure of any given Research Results as permitted under this Agreement, each party (A) will have the limited right to use Research Results, whether owned by it or another party, solely for internal research purposes, and, with respect to Sponsor, for the purposes set forth in Section 4(b)(v) below (subject to such provision), and (B) will not disclose Research Results to any other person or entity except: (1) as necessary for protection of that party’s interests against lawsuits, allegations of scientific misconduct, conflict of interest actions, patent infringement and interference proceedings, (2) as permitted by this Agreement or the applicable Research Plan (provided that, without limiting Institute’s rights under this clause or clauses (1), (3) and (4) of this Section 4(b)(iii), or under Section 4(b)(vi), the fact that Research Results are the Confidential Information of Institute will not otherwise be construed as permitting or granting Institute any right to disclose such Research Results to any third party), (3) for purposes of publication, public presentation, or public disclosure as permitted under Section 7, (4) as required by applicable laws and regulations, and (5) with respect to Sponsor, as set forth in Section 4(b)(v) below. If at any time prior to (or in the absence of) publication, public presentation, or public disclosure of any given Research Results in accordance with Section 7, Institute desires to disclose to any third party any Research Results that do not otherwise meet any of the foregoing exceptions then in such case Institute shall provide a written request to Sponsor thereof, indicating the specific Research Results desired to be disclosed, the applicable third party and purpose for such disclosure. Within [***] of receipt of such request, Sponsor will notify Institute in good faith whether it intends to make use of such Research Results (in accordance with this Section 4(b)) in a manner in which the confidentiality of such Research Results is reasonably important. If Sponsor notifies Institute of such intention, Institute will not disclose such Research Results. If within [***] Sponsor does not notify Institute of such intention, Institute shall be permitted to disclose such Research Results in the manner described in Institute’s notice; provided that Institute’s right to disclose such Research Results shall not limit Sponsor’s right to use any Research Results in accordance with this Section 4(b).
(iv)In addition, prior to publication, public presentation, or public disclosure of any given Research Results in accordance with Section 7, such Research Results may be disclosed and discussed internally among members of the scientific staff of the receiving party of such Research Results, provided that all persons with access to the Research Results are apprised of the duty and obligation to maintain the confidentiality of such Research Results prior to its publication, public presentation, or public disclosure in accordance with this Agreement. Notwithstanding the above, at any time, Sponsor may disclose any such information to its actual and prospective investors, lenders, Affiliates, consultants and advisors in connection with its business activities, subject to obligations of confidentiality at least as stringent as those imposed on Sponsor under this Section 4(b) and Section 6 of this Agreement. Sponsor will be responsible for any disclosure of Research Results that constitutes a breach of such obligations of confidentiality by a third party that received Research Results from Sponsor.
(v)Sponsor agrees that for a period of [***] following receipt of any given Research Results from Institute, it will not disclose such Research Results through any regulatory process (except in the event of exigent regulatory circumstances) or patent filing to enable Institute to secure adequate intellectual property protection of any patentable subject matter contained in such Research Results). Subject to Section 7 (Publication) of this Agreement and to the foregoing sentence, Sponsor and its Affiliates will have the irrevocable right to (and to authorize their sublicensees, contractors and collaborators to) receive, access, use, reference and disclose Research Results for the purposes of researching, developing and commercializing immunotherapy products and/or services of Sponsor and/or of Sponsor’s sublicensees, contractors and/or collaborators, which right shall include the right to include such Research Results in patent applications of Sponsor and/or of Sponsor’s sublicensees, contractors and/or collaborators, provided that

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

such right shall not extend to patent applications on Improvements or Other Inventions, other than Improvements or Other Inventions invented jointly with Institute, subject to Section 9(e) of this Agreement. Any such receipt, access, use, reference and disclosure by or to a third party must be subject to obligations of confidentiality at least as stringent as those imposed on Sponsor under this Section 4(b) and Section 6 of this Agreement. Sponsor will be responsible for any disclosure of Research Results that constitutes a breach of such obligations of confidentiality by a third party that received Research Results from Sponsor.
(vi)Subject to Section 4(b)(v), and for the avoidance of doubt, each party is permitted to (and in the case of Sponsor, Sponsor is permitted to authorize its sublicensees, collaborators and contractors to) reference and include those Research Results required or reasonably necessary for and in regulatory filings (including related correspondence) regarding immunotherapy products and/or services of such party (and in the case of Sponsor, of Sponsor’s sublicensees, contractors and/or collaborators). Each party shall use good faith efforts to notify the other of such reference and inclusion.
(vii)Upon publication, public presentation, or public disclosure of any given Research Results as permitted by this Agreement, each party may use any Research Results on which the publication, public presentation or public disclosure was based for any legitimate scientific or business purpose and may disclose the same to any person or entity, subject in the case of Sponsor to Section 4(b)(vi) above.”

d.	The following is hereby included as a new Section 4(c) to the Agreement:
“4(c). [***] Study Results. In accordance with the parties’ Data Transfer Agreement of March 31, 2017 (Attachment C), attached hereto, Institute will provide to Sponsor the “Limited Data” concerning the [***] Study, as defined therein.
For clarity, notwithstanding the attachment of the Data Transfer Agreement hereto, the terms of the Data Transfer Agreement shall not be construed or modified by the terms of this Sponsored Research Agreement. For further clarity, (i) [***] Study does not constitute “Research” under this Agreement, a “Supported Clinical Study” under the parties’ Clinical Support Agreement, or a “Clinical Trial” under the parties’ Exclusive License Agreement; (ii) the results of the [***] Study (including the Limited Data) do not constitute “Research Reports” or “Research Results” under this Agreement, or “Study Data” under the parties’ Clinical Support Agreement; (iii) Sponsor did not collaborate with or provide any Support Payments or other financial support to Institute relating to the [***] Study pursuant to this Agreement, pursuant to the parties’ Clinical Support Agreement, or otherwise. In addition, Institute acknowledges and agrees that it has not used and will not use any Support Payments or other financial support provided by Sponsor pursuant to this Agreement or the Clinical Support Agreement in or for the [***] Study.”
3.Section 5(a)(i). Effective as of the Amendment No. 2 Effective Date, the following language in Section 5(a)(i) of the Agreement is hereby deleted in its entirety
“(i) Sponsor shall provide to Institute funding, including direct and indirect costs, for the Research as provided in this Section 5(a) ("Support Payments"). Support Payments for indirect costs shall not exceed [***] of the total direct costs invoiced. Such Support Payments will be made within [***] of Sponsor's receipt of invoices for costs actually incurred pursuant to the agreed Research Plan.”

and is replaced with the following:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“(i) Sponsor shall provide to Institute funding for the Research as provided in this Section 5(a). Each Research Plan executed hereunder shall include a budget for the costs to be incurred by Institute directly associated with the performance of the Research under the Research Plan, including research personnel salary costs and costs for materials and supplies to be used in connection with the performance of the Research (“Direct Costs”). Institute shall provide invoices on at least a quarterly basis, but no more frequently than monthly, for Direct Costs under a given Research Plan. Payment of Direct Costs will be made within [***] of Sponsor's receipt of invoices for such costs actually incurred pursuant to the agreed Research Plan. In addition, solely with respect to Research Plans covering [***], Sponsor shall pay to Institute an equivalent of indirect costs incurred in connection with the performance of the Research calculated in the amount [***]. Direct Costs and [***] together constitute “Support Payments.”
Institute shall provide invoices for the appropriate amount of [***] owed by Sponsor on invoices for the Direct Costs under this Section 5.1(a)(i).”

4.Miscellaneous. This Amendment No. 2 and all attachments contain the entire Amendment No. 2 between the parties as to its subject matter. This Amendment No. 2 may be executed in two or more counterparts, each of which will be deemed an original and all which together will constitute one and the same Amendment No. 2. This Amendment No. 2 may be delivered by facsimile transmission or electronic mail, and such copies of executed signature pages will be binding as originals. This Amendment No. 2 may not be altered, amended or modified in any way except by a writing (excluding email or similar electronic transmissions) signed by the authorized representatives of both parties. This Amendment No. 2 will be governed by, interpret and enforced in accordance with the laws of the State of Washington, without regard to conflicts of laws.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective duly authorized representatives effective as of the Amendment No. 2 Effective Date.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

JUNO THERAPEUTICS, INC.	SEATTLE CHILDREN’S HOSPITAL D/B/A SEATTLE CHILDREN’S RESEARCH INSTITUTE
By: /s/ Christian Hordo	By: /s/ Erik M. Lausund
Name: Christian Hordo	Name: Erik M. Lausund
Title: VP Business Development	Title: Vice President, Research Operations
Date: April 3, 2017	Date: Mar 31, 2017

ATTACHMENT C

DATA SHARING AGREEMENT
By agreement of the parties, Seattle Children's Hospital dba Seattle Children’s Research Institute ("Institute") and Juno Therapeutics, Inc. (“Juno”), whose authorized representatives’ signatures have been affixed below, this Data Sharing Agreement (“DSA”) is effective as of March 31, 2017 (“Effective Date”).

The parties have executed agreements whereby Institute has licensed certain technology to Juno for the development and commercialization of immunotherapies for the benefit of public health and under which the parties will or may provide services to each other. In order to facilitate the research and availability of immunotherapies for the benefit of public health, Institute has agreed to provide Juno with access to a “limited data set” (as defined in 45 C.F.R. §164.514(e)(2)) of Protected Health Information as that information is described in Exhibit 1 (“Limited Data”) solely for research and public health purposes as further described below.

Both parties are committed to complying with the Health Insurance Portability and Accountability Act of 1996 ("HIPAA"), and regulations promulgated thereunder, including the Standards for Privacy and for Security of Individually Identifiable Health Information codified at 45 Code of Federal Regulations (“CFR”) Parts 160, 162 and 164 ("Privacy Regulations" and “Security Regulations”) as applicable. This agreement constitutes a “data use agreement” under 45 C.F.R. §164.514(e)(4).

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:
I. DEFINITIONS
Terms used but not otherwise defined in this DSA shall have the same meaning as set forth in 45 CFR Parts 160, 162 and 164.
II.     OBLIGATIONS OF JUNO
2.1    Permitted Uses of Data.
(a)    Juno may use the (i) Limited Data solely for [***] and (ii) De-Identified Data produced in accordance with (and as defined in) Section 2.1(c) solely for [***]; provided, that under no circumstances may any use or permitted disclosure hereunder violate applicable laws or regulations, including HIPAA and regulations promulgated thereunder, including if the acts or omissions of Juno or its employees or agents would constitute a violation if done by Institute. Except as provided in Section 2.5, Juno must limit the use and disclosure of the Limited Data to employees of Juno who need-to-know the Limited Data in connection with their employment duties for Juno and the purposes for which the Limited Data is provided. Limited Data and De‑identified Data are referred to as “Data” in this DSA.
(b)    Juno agrees not to use the Data other than as permitted or required by this DSA or as required by applicable law. Without limiting the foregoing, Juno must not undertake any efforts to identify, attempt to identify or contact any individual subject to the Data or use the Data to create information that is individually identifiable.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c)    Subject to and as permitted by applicable laws and regulations, Juno may use the Limited Data Set to have its employees produce a de-identified data set in accordance 45 CFR 164.514, including the de‑identification standards and implementation specifications therein (“De-Identified Data”). Without limiting the requirements of 45 CFR 164.514, the De-Identified Data must not identify any individual and there must be no reasonable basis to believe that the information in the De‑Identified Data can be used to identify any individual. Subject to Juno’s compliance with this DSA and to the extent permitted by applicable laws and regulations, Juno may disclose to third parties De‑Identified Data that meets the requirements for de‑identification in 45 CFR 164.514 and other applicable laws and regulations as is [***] (“Purpose”). However, prior to any disclosure, Juno shall, if requested by Institute, demonstrate that the De‑Identified Data meets the requirements for de‑identification under 45 CFR 164.514.
(d)    Juno may not include the Data in, or use the Data as the basis for, filing any patent applications or other intellectual property registrations, without the express prior written consent of Institute.
(e)    Under no circumstances is Institute required to provide information that does not constitute the “Limited Data” as defined herein or a “limited data set” as defined under 45 CFR 164.514(e)(2).
(f)    For clarity, Juno is not permitted to cite or incorporate by reference any Institute regulatory filings in regulatory filings of Juno without the express prior written consent of Institute.
(g)    Any document provided by Institute that is marked or designated “embargoed” is Limited Data under this DSA. However, notwithstanding any other provision of this DSA to the contrary, Juno must not disclose any such document or the information contained therein (i.e., Juno may only use such document or the information contained therein for internal business purposes), without the express prior written consent of [***]. The limitations in this Section 2.1(g) will no longer apply to an embargoed document that is published or made generally available by Institute.
(h)    Except as precluded by applicable laws or regulations, any obligations of non-use and non-disclosure in this DSA do not apply to De‑Identified Data that is now or hereafter becomes generally publicly known, other than through unauthorized acts or omissions of Juno (including breach of this DSA) or anyone to whom Juno disclosed such De‑Identified Data.
2.2    Adequate Safeguards and Policies.
(a)    Juno shall implement and maintain appropriate safeguards to prevent the use or disclosure of the Data in any manner other than as permitted by this DSA.
(b)    Juno’s privacy and security policies and practices must meet current standards set by applicable state and federal law for the protection of Protected Health Information.
2.3    Reporting Non-Permitted Use, Disclosure, or Breach.
(a)    Juno shall report to Institute without unreasonable delay, but not later than ten (10) days, following Juno’s discovery of each use or disclosure of Data, of which Juno becomes aware, that is made by Juno, its employees, representatives, agents or subcontractors that is not specifically permitted by this DSA.
(b)    All reporting hereunder shall go to the Institute’s [***] and to Institute’s [***] (at [OMITTED]).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.4    Availability of Internal Practices, Books and Records to Government Agencies. Juno agrees to make its internal practices, books and records relating to the use of Data available to the Secretary of the federal Department of Health and Human Services as required by applicable law for purposes of determining Juno’s compliance with applicable laws and regulations. Juno shall immediately notify Institute of any requests made by the Secretary and provide Institute with copies of any documents produced in response to such requests, subject to the separate, written mutual agreement of the parties on reasonable non-use and non-disclosure obligations.
2.5    Use of Subcontractors and Agents. Juno must not disclose the Limited Data to any third party including subcontractors without the express prior written consent of Institute. If Institute provides that written consent, then Juno must obtain satisfactory assurances that the third party will appropriately safeguard the Limited Data in accordance with this DSA. Without limiting the generality of the foregoing, Juno shall require each such third party that creates, receives, maintains or transmits Limited Data to execute a written agreement obligating the third party to comply with all the terms of this DSA and to agree to the same restrictions and conditions that apply to Juno with respect to the Limited Data. Upon request, Juno will provide Institute details regarding any permitted third party, the location, and nature of Limited Data disclosed. If any permitted third party recipient violates any of its obligations to Juno relating to the Limited Data, Juno must immediately terminate that third party’s access and use of the Limited Data, and Juno shall be responsible for such violation.
2.6    Activity of Subcontractors. Juno shall not be in compliance with this DSA if Juno knew of a pattern of activity or practice of any third party who receives Data that constituted a material breach or violation of that third party’s obligation under the written agreement with Juno as described in Section 2.5, unless Juno took reasonable steps to cure the breach or end the violation, and if such steps were unsuccessful, terminate the contract.

2.7    Agreement to Mitigate. Juno agrees to mitigate any harmful effect that is known to Juno of a use or disclosure of Data in violation of the requirements of this DSA, and to promptly communicate to Institute any actions taken pursuant to this paragraph.
III.     TERM AND TERMINATION
3.1    Term and Termination. The term of this DSA shall commence as of the Effective Date set forth above and shall terminate on the earlier of the fifth anniversary of the date of this DSA and the date the Data is no longer needed for the purposes it is provided or produced, unless sooner terminated in accordance with this Section 3.1. This DSA may be terminated by Institute immediately upon written notice by Institute to Juno if Juno has violated any term of this DSA and Juno does not cure such breach within [***] days after receiving written notice thereof. This DSA shall immediately terminate on written notice from Institute to Juno if Juno ceases to do business or substantially ceases to develop immunotherapy products. Upon receipt of notice of breach, Juno shall immediately undertake efforts to cure the breach. The rights and obligations under Sections 2, 3.1, 3.2, and 4 of this DSA shall survive the termination or expiration of the DSA with respect to the Data.
3.2    Disposition of Data Upon Termination or Expiration. Upon termination or expiration of this DSA and Institute’s written request (“End Request”), Juno shall either return or securely destroy, in Institute’s sole discretion and in accordance with any reasonable instructions by Institute, all Data in the possession or control of Juno (and/or its agents and subcontractors), and Juno shall (and its agents and subcontractors shall) stop using all Data. Notwithstanding the foregoing, Institute acknowledges that Juno will not be required

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

to return to Institute or destroy those copies of (a) Limited Data that are infeasible to return or destroy; and (b) De-Identified Data that: (i) are stored in compliance with Section 2.2 of this DSA on Juno’s backup, disaster recovery or business continuity systems in the ordinary course of Juno’s business, where such systems are either under the control of Juno or require Juno’s authorization to access such systems; or (ii) Juno is obligated by applicable law, regulation or order to retain. For clarification, following Juno’s receipt of an End Request, Juno will not use the Data for any purpose other than as required by applicable law, regulation or order under subsection 3.2(b)(ii) above or for reviewing compliance with the terms of this DSA.
3.3    Other Disposition of Data. If Institute determines that use of the Data or any portion of the Data by Juno compromises or jeopardizes any research or development activities (including regulatory approvals) of Institute, then Institute shall notify Juno and the parties shall promptly meet to discuss those concerns in good faith and work together to resolve those concerns.

IV.     GENERAL TERMS
4.1    Limited Warranties. Institute represents and warrants that: [***].
4.2    DISCLAIMER OF WARRANTIES AND DAMAGES. [***]. NEITHER INSTITUTE NOR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, INVESTIGATORS, CONTRACTORS OR AGENTS WILL BE LIABLE TO JUNO, WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE, PRODUCT LIABILITY OR STRICT LIABILITY) OR OTHERWISE FOR ANY COST OF COVER OR INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF PROFIT, REVENUE OR USE OR LOSS OF DATA), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. UNDER NO CIRCUMSTANCES WILL INSTITUTE’S AGGREGATE LIABILITY UNDER THIS AGREEMENT AND/OR RELATING TO THE DATA EXCEED [***].
4.3    No Third Party Beneficiaries. There are no third party beneficiaries to this DSA.
4.4    Indemnification. Juno will indemnify, hold harmless and defend Institute from and against any and all claims, losses, liabilities, costs, and other expenses incurred as a result or arising [***].
4.5    No Property Interest. Except for the use and disclosure rights expressly granted to Juno under this DSA, Juno agrees that it acquires no title or rights to the Data. All rights, interest, and title in and to the Data shall remain vested in Institute at all times, except for the limited use and disclosure rights expressly granted to Juno under this DSA.
4.6    Legal Compliance. The parties shall comply with applicable laws and regulations governing their relationship, including, without limitation, all applicable federal and state laws and regulations governing the privacy, confidentiality and/or security of data, including without limitation, any applicable provisions of the Washington Uniform Healthcare Information Act, RCW ch. 70.02. If either party determines that any amendment to this DSA is necessary or desirable to comply with HIPAA or regulations promulgated thereunder or other applicable laws or regulations, including as such may be amended, then the parties shall

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

promptly negotiate in good faith and enter into an appropriate amendment. If a provision of this DSA is held invalid under any applicable law, such invalidity will not affect any other provision of this DSA that can be given effect without the invalid provision. Further, all terms and conditions of this DSA will be deemed enforceable to the fullest extent permissible under applicable law, and, when necessary, the court is requested to reform any and all terms or conditions to give them such effect. Each party shall comply with applicable state and federal statutes and regulations. Any ambiguity in this DSA shall be resolved to permit each party to comply with applicable laws and regulations governing the privacy, confidentiality and security of patient health information. Juno agrees that its unauthorized use or disclosure of the Data may cause irreparable harm to Institute, and in such an event, Institute may be entitled to injunctive relief and specific performance without posting a bond and without showing inadequacy of remedies at law. Juno must ensure that its employees who have access to the Data comply with this DSA.
4.7    Independent Contractor. Institute and Juno are and shall be independent contractors to one another, and nothing herein shall be deemed to cause this DSA to create an agency, partnership, or joint venture between the parties. Each party agrees that it shall not represent itself as the agent or legal representative of the other for any purpose whatsoever.
4.8    Governing Law. This DSA will be governed by, interpreted and enforced in accordance with the laws of the State of Washington, without regard to principles of conflicts of laws. All disputes arising out of this DSA will be subject to the exclusive jurisdiction and venue of the state and federal courts located in King County, Washington (and the appellate courts thereof), and each party hereby irrevocably consents to the personal and exclusive jurisdiction and venue thereof.
4.9    Entire Agreement; Modification. This DSA (including exhibits and any amendments hereto signed by both parties) sets forth the entire agreement and understanding of the parties with respect to the subject matter of this DSA, and supersedes all prior oral and written, and contemporaneous oral, communications, representations, understandings, and agreements between the parties with respect to such subject matter. Except as set forth in Section 4.6, this DSA may not be altered, amended or modified in any way except by a writing (excluding email or similar electronic transmissions) signed by the authorized representatives of both parties.
4.10    Counterparts. This DSA may be executed in two or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same DSA. This DSA may be delivered by facsimile transmission or electronic mail, and such copies of executed signature pages will be binding as originals.

The parties hereto have executed this DSA effective as of the Effective Date.

JUNO THERAPEUTICS, INC. ____________________________________ Name By: /s/ Christian Hordo Christian Hordo Printed Name Its: VP Business Development Dated: April 3, 2017

SEATTLE CHILDREN'S HOSPITAL DBA SEATTLE CHILDREN’S RESEARCH INSTITUTE
____________________________________
Name

By: /s/ Erik M. Lausund

   Erik M. Lausund
Printed Name

Its: Vice President, Research Operations

Dated: Mar 31, 2017

Exhibit 1
to
Data Sharing Agreement

The Limited Data constituting the “limited data set” (as defined in 45 C.F.R. §164.514(e)(2)) means:

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.